================================================================================
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                _________________



                                    FORM 8-K

                                _________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                  July 13, 2004
                                 Date of Report



                            ICON INCOME FUND TEN, LLC
             (Exact name of registrant as specified in its charter)


        Delaware                     000-50654               35-2193184
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                  Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
================================================================================
================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     ICON  Income  Fund  Ten,  LLC  (the  "Company")   recently   completed  the
acquisition described below.

ZIM Israel Navigation Co. Ltd.

     ZIM Israel Navigation Co. Ltd. ("ZIM"), owned by the Israel Corporation Ltd., is one of the largest container-shipping companies in the world and the flagship of Israeli shipping. ZIM offers transportation services along most of the major international trading routes to customers throughout the world. From its corporate headquarters in Haifa, it operates an intermodal system which combines sea, land and air transportation services around the world. It ranks tenth among the world's container service operators and fifteenth as a maritime container operator. The ultimate parent, the Ofer Group, is the 6th largest maritime tonnage supplier on a global basis.

     Through its subsidiaries, ZIM offers ancillary services such as shipping agencies, storage and distribution, forwarding, and land transportation. Its sophisticated information and communication network enables the Company to locate and control, at any time, the exact whereabouts of every shipment to optimize the loading of containers and to facilitate the planning of schedules. This information was gathered from ZIM's website.

     On June 24, 2004, the Company, through two special purpose entities-ICON Containership I, LLC and ICON Containership II, LLC--purchased two (2) 3,300 TEU container vessels, the 1991 ZIM Korea and the 1990 ZIM Canada (collectively, the "Vessels") and entered into bareboat charters with ZIM for the Vessels. The purchase price for the Vessels was approximately $70,000,000, comprised of (i) approximately $18,000,000 cash, and (ii) approximately $52,000,000 of non-recourse indebtedness. The indebtedness has a five-year term and bears interest at a fixed rate of 5.36% per year.

ITEM 5.  OTHER EVENTS.

     On July 9, 2004, the Company filed Supplement No. 2 to its Prospectus dated June 2, 2003, to disclose certain acquisitions and clarifications related to fees charged by its Manager for operating the Company. A copy of Supplement No. 2 is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Exhibits.

99.1 Supplement No. 2 dated July 9, 2004 to the Prospectus dated June 2, 2003, filed with the SEC on July 9, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ICON Income Fund Ten, LLC

                                      By:  ICON Capital Corp., its Manager


Dated:  July 13, 2004                 By:  /s/ Thomas W. Martin
                                           ------------------------------
                                           Thomas W. Martin
                                           Executive Vice President

Exhibit 99.1 to Form 8-K
------------------------

                              Sticker to Prospectus

     The prospectus for ICON Income Fund Ten, LLC consists of this sticker, the prospectus which is dated June 2, 2003, Cumulative Supplement No. 1, dated April 19, 2004, and Supplement No. 2, dated July 9, 2004. Supplement No. 2 contains information related to acquisitions by Fund Ten and contains some clarifications to certain disclosures in the prospectus relating to fees charged by Fund Ten's Manager in operating Fund Ten.

                            ICON INCOME FUND TEN, LLC

                                SUPPLEMENT NO. 2
                               DATED JULY 9, 2004

                               TO PROSPECTUS DATED
                                  JUNE 2, 2003

Summary

     We are providing you with this Supplement No. 2, dated July 9, 2004, to update and revise the prospectus dated June 2, 2003, as amended by Cumulative Supplement No. 1, dated April 19, 2004. This Supplement No. 2 forms a part of, and must be accompanied or preceded by, the prospectus and Cumulative Supplement No. 1.

The primary purposes of this supplement are to:

oDescribe the current status of the offering;

oDescribe the equipment portfolio acquired by Fund Ten; and

oClarify certain items of compensation paid by Fund Ten to the Fund Ten Manager.


Current Status of the Offering

     As of July 7, 2004, 57,418.6828 shares had been sold to 1,907 members, and those members had contributed capital of $57,418,682.79 to Fund Ten (the "Company"). The total price paid for all equipment purchased by Fund Ten since its inception through July 7, 2004 is $46,568,852. The source of the funds used to acquire the equipment consisted entirely of proceeds from this offering. We describe below in greater detail Fund Ten's equipment acquisitions.


Recent Acquisitions

     ZIM Israel Navigation Co. Ltd.

     ZIM Israel Navigation Co. Ltd. ("ZIM"), owned by the Israel Corporation Ltd., is one of the largest container-shipping companies in the world and the flagship of Israeli shipping. ZIM offers transportation services along most of the major international trading routes to customers throughout the world. From its corporate headquarters in Haifa, it operates an intermodal system which combines sea, land and air transportation services around the world. It ranks tenth among the world's container service operators and fifteenth as a maritime container operator. The ultimate parent, the Ofer Group, is the 6th largest maritime tonnage supplier on a global basis.

     Through its subsidiaries, ZIM offers ancillary services such as shipping agencies, storage and distribution, forwarding, and land transportation. Its sophisticated information and communication network enables the Company to locate and control, at any time, the exact whereabouts of every shipment to optimize the loading of containers and to facilitate the planning of schedules. This information was gathered from ZIM's website.

     On June 24, 2004, the Company, through two special purpose entities-ICON Containership I, LLC and ICON Containership II, LLC--purchased two (2) 3,300 TEU container vessels, the 1991 ZIM Korea and the 1990 ZIM Canada (collectively, the "Vessels") and entered into bareboat charters with ZIM for the Vessels. The purchase price for the Vessels was approximately $70,000,000, comprised of (i) approximately $18,000,000 cash, and (ii) approximately $52,000,000 of non-recourse indebtedness. The indebtedness has a five-year term and bears interest at a fixed rate of 5.36% per year.

     GEICO

     GEICO, a wholly-owned subsidiary of Berkshire Hathaway, Inc., provides auto and other insurance to preferred low-risk demographic groups (such as government and military employees). According to A.M. Best, it is the fifth largest private-passenger auto insurer in the United States, providing insurance to drivers in 48 states. In addition to auto coverage, the company's offerings include motorcycle, boat and homeowner's insurance as well as emergency roadside service. This information was gathered from Hoover's online.

     On April 30, 2004, the Company and an affiliate, ICON Income Fund Nine, LLC, formed a joint venture partnership to acquire four equipment schedules on a three-year lease with GEICO. The equipment is information technology equipment such as Sun servers, HP servers, Dell desktop computers, and Panasonic laptop computers. The Company's share of the purchase price was $4,330,626.06 in cash. The Company owns 74% of the joint venture.

     Federal Express Corporation

     FedEx, incorporated in October 1997, is a global provider of transportation, e-commerce and supply chain management services, which include worldwide express delivery, ground small-package delivery, less-than-truckload
(LTL) freight delivery, global logistics, supply chain management and customs brokerage, as well as trade facilitation and electronic commerce solutions. This information was gathered from Yahoo Finance.

     On March 31, 2004, the Company and an affiliate, ICON Income Fund Eight A L.P. ("Eight A"), formed a joint venture, ICON Aircraft 46837, LLC, for the purpose of acquiring a 1979 McDonnell Douglas DC-10-30F aircraft on lease to FedEx with a remaining term of 33 months. The Company and Eight A have identical investment objectives and participate on the same terms and conditions. The Company owns the majority of the joint venture and the financial results of the joint venture are consolidated with the Company's financial results.

     The total purchase price of the aircraft was $21,250,753. The Company's share of the purchase price was $2,466,226.30 in cash and $12,706,811.34 in non-recourse debt. The non-recourse debt matures in March 2007 and bears interest at a fixed rate of 4% per year. The lender has a security interest in the aircraft and an assignment of rental payments due under the lease.


Clarification of Specified Compensation and Fees Paid to Fund Ten Manager

     Formation Fees

     The prospectus does not explicitly state that no fee would be paid by, or on behalf of, Fund Ten to any finder or broker that is an affiliate of the Manager. As has been the case with prior ICON funds, Fund Ten has not and will not pay any portion of Formation Fees for finder or broker services to any of our affiliates. The disclosure on page 20 of Fund Ten's prospectus under "Formation Fee" is replaced in its entirety by the following:




Type of Compensation                Method of Compensation             Estimated Dollar Amount
--------------------                ----------------------             -----------------------

Formation Fee -                     $65.00 per share (6.5% of the      Because formation fees are
payable to us in connection         offering proceeds assuming         based upon the number of  shares
with the selection and              all shares are sold for $1,000     sold, the total amount of Formation
acquisition of equipment            per share).                        Fees cannot be determined until
and interests in equipment                                             the offering is complete.
with the offering proceeds          Fees payable by or on behalf
                                    of the Company to unaffiliated     $325,000 if the minimum offering
                                    finders and brokers will be        of 5,000 shares is sold, up to a
                                    paid from Formation Fees           maximum of $9,750,500 if all
                                    or other fees otherwise            150,000 shares are sold.
                                    payable to us.  No fees for
                                    finder or broker services may
                                    be paid to any of our affiliates.

                                    We will reduce or refund
                                    Formation Fees if Fund Ten's
                                    investment in equipment is less
                                    than the greater of (a) 80% of the
                                    offering proceeds reduced by
                                    .0625% for each 1% of borrowings
                                    encumbering Fund Ten's equipment
                                    or (b) 75% of the offering proceeds.



     Re-Leasing Fees

     Pursuant to the NASAA Guidelines for Equipment Programs (the "Guidelines"), a sponsor is entitled to take, as Management Fees, 5% of the gross rental payments on operating leases. In addition, the Guidelines provide that 7% of the gross rental payments can be taken as Management Fees on operating leases if the sponsor provides "Equipment Management" services relating to the lease, which includes re-leasing of Program Equipment. Therefore, a sponsor is permitted to take a 7% Management Fee if re-leasing services are provided in connection with a new operating lease. This 7% Management Fee is clearly described in a footnote in all of ICON's prior funds' prospectuses as well as in footnote (4) on page 21 of Fund Ten's prospectus.

     To provide increased disclosure transparency from prior ICON funds, the entitlement to the 2% fee for re-leasing services was listed separately in the Compensation Table on page 22 of Fund Ten's prospectus. The Guidelines allow for this 2% Re-Leasing fee, but only if no more than 5% of gross rental payments are taken as Management Fees. Therefore, if the Manager provides re-leasing services for equipment in connection with an operating lease, the Manager is entitled to 7% of the gross rental payments. Such 7% Management Fee may be characterized either as (1) a 7% Management Fee, or (2) a 5% Management Fee and a 2% Re-Leasing Fee.

     It has come to our attention that, because footnote (4) on page 21 in Fund Ten's prospectus describes the right to a 7% Management Fee if re-leasing services are provided, and the inclusion of the separate disclosure of the Re-Leasing Fee, an investor might believe that the Manager is entitled to a 7% Management Fee in addition to a 2% Re-Leasing Fee. This is clearly impermissible under the Guidelines and the Manager never intended to, and never would, be paid 9% in Management Fees and Re-Leasing Fees. In order to clarify this point, footnote (4) on page 21 of the Fund Ten prospectus is replaced in its entirety as follows:

(4) If we provide both equipment management and additional services relating to the continued and active operation of Company equipment, such as ongoing marketing and re-leasing of equipment, hiring or arranging for the hiring of crews or operating personnel for Fund Ten's equipment and similar services, we may charge Fund Ten a management fee not to exceed 7.0% of the gross rental payments from equipment operated by Fund Ten. If we receive a management fee of 7.0% pursuant to this provision, we will not be entitled to the 2% Re-Leasing Fee.

     The description of the Re-Leasing Fee on page 22 of the Fund Ten prospectus is replaced in its entirety as follows:


Type of Compensation                Method of Compensation             Estimated Dollar Amount
--------------------                ----------------------             -----------------------

Re-Leasing Fee -                    The lesser of:                     The amount of re-leasing fees will
payable to us for re-leasing                                           depend on the rental payments
Fund Ten's equipment                (i) 2% of gross rental             generated from equipment which is
portfolio through the end of        payments and debt service          re-leased after lease maturity.  The
the operating period                interest payments from the         rental amounts for which equip-
                                    re-lease of equipment; or          ment can be re-leased in the future
                                                                       is presently unknown, as is the size
                                    (ii) leasing fees which are        and composition of the equipment
                                    competitive and/or                 portfolio that may be re-leased (see
                                    customarily charged by             the discussion under Management
                                    others rendering comparable        Fees, above).  For these reasons,
                                    services for similar equipment     the total amount of re-leasing fees
                                    transactions.                      is not determinable at this time.

                                    In no event will we receive a
                                    2% Re-Leasing Fee if we receive
                                    a 7% Management Fee as described
                                    in footnote (4) on the previous page.

                                    The Re-Leasing Fee is only
                                    payable if the equipment is not
                                    re-leased to the same lessee or its
                                    affiliates and we have provided
                                    substantial re-leasing services in
                                    connection with the re-lease, such as
                                    ongoing marketing or hiring or
                                    arranging for hiring of crews or
                                    operating personnel.


Our Compensation

     Through July 7, 2004, Underwriting Fees, Prepaid Service Fees, and the O&O Expense Allowance, totaling $6,736,672.99 have been paid to us and our affiliates in connection with this offering. These fees are described on pages 19 and 20 of the prospectus.